Exhibit 99.1
SiTime Reports First Quarter 2024 Financial Results
SANTA CLARA, Calif., May 8, 2024 – SiTime Corporation, (Nasdaq: SITM), the Precision Timing company, today announced financial results for the first quarter ended March 31, 2024.
Net revenue in the first quarter of 2024 was $33.0 million, a 22% decrease from $42.4 million in the prior quarter.
“SiTime is a leading provider of precision timing chips in electronics markets such as datacenter, AI and industrial,” said Rajesh Vashist, CEO and chairman of SiTime. “Our investments to expand our product portfolio, including our latest Chorus clock generators, have positioned us well for sustained growth in Q2 and beyond.”
In the first quarter of 2024, GAAP gross margins were $17.7 million, or 53.5% of revenue, GAAP operating expenses were $52.7 million, GAAP loss from operations was $35.0 million, and GAAP net loss was $28.7 million, or $1.26 per diluted share.
In the first quarter of 2024, non-GAAP gross margins were $19.1 million, or 57.9% of revenue, non-GAAP operating expenses were $27.4 million, non-GAAP loss from operations was $8.3 million and non-GAAP net loss was $1.9 million, or $0.08 per diluted share.
Total cash, cash equivalents and short-term investments were $517.3 million on March 31, 2024.
Use of Non-GAAP Financial Information
This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock based compensation expense, amortization of acquired intangibles, and acquisition-related expenses which include transaction and certain other cash costs associated with business acquisition as well as changes in the estimated fair value of contingent consideration and earn out liabilities. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.
Acquisition Related Accounting Estimates
In December 2023, SiTime closed the acquisition of certain assets and an exclusive license to certain intellectual property, subject to certain covenants and restrictions, from Aura Semiconductor Pvt. Ltd. and certain of its affiliates relating to Aura's timing business and clock products. The purchase price has been allocated to the fair value of the intangible assets acquired based on estimates and assumptions made by management at the time of the acquisition. If additional information becomes available, the Company may revise its initial purchase price allocation within the 12 month measurement period and such revisions or changes may be material.
Inducement Plan Grants
SiTime granted restricted stock unit awards (“RSUs”) on May 7, 2024 that were approved by the Compensation Committee of its Board of Directors under SiTime’s 2022 Inducement Award Plan, as a material inducement to employment of 14 newly hired non-executive individuals globally. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 41,081 RSUs. One-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20 falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs vest in equal quarterly installments on each February 20, May 20, August 20, and November 20, thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the grants and SiTime’s 2022 Inducement Award Plan.
Conference Call
SiTime will broadcast the financial results for its first quarter of 2024 via conference call today, May 8, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.
About SiTime
SiTime Corporation is the Precision Timing company. Our semiconductor MEMS programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power, and better reliability. With more than 3 billion devices shipped, SiTime is changing the timing industry. For more information, visit www.sitime.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Security Exchange Act of 1934, as amended. These forward-looking statements involve risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to differ materially from those anticipated in such forward-looking statements. The risks, uncertainties, assumptions, and other factors include, but not limited to the impact of acquisitions. More information about these and other risks, uncertainties, and other factors that may cause actual outcomes and results to differ materially from those included in the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our most recent Form 10-Q filed with the Securities and Exchange Commission and other filings SiTime makes with the Securities and Exchange Commission from time to time, including the Form 10-K that has been filed for the fiscal year ended December 31, 2023. The financial information set forth in this release reflects estimates based on information available at this time. While SiTime believes these estimates to be reasonable, these amounts could differ materially from reported amounts in SiTime’s Form 10-Q for the fiscal period ending March 31, 2024 and SiTime’s other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date the statements are made and are based on information available to SiTime at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, SiTime undertakes no obligation, and does not intend, to update these forward-looking statements.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three Months Ended
	March 31, 2024	December 31, 2023

	(in thousands, except per share data)
Revenue	$33,022	$42,403
Cost of revenue	15,361	18,710
Gross profit	17,661	23,693
Operating expenses:
Research and development	25,544	22,919
Selling, general and administrative	23,913	20,514
Acquisition related costs	3,242	7,728
Total operating expenses	52,699	51,161
Loss from operations	(35,038)	(27,468)
Interest income	6,560	7,329
Other income (expense), net	(213)	152
Loss before income taxes	(28,691)	(19,987)
Income tax benefit	(13)	(10)
Net loss	$(28,704)	$(19,997)
Net loss attributable to common stockholders and comprehensive loss	$(28,704)	$(19,997)
Net loss per share attributable to common stockholders, basic	$(1.26)	$(0.89)
Net loss per share attributable to common stockholders, diluted	$(1.26)	$(0.89)
Weighted-average shares used to compute basic net loss per share	22,765	22,553
Weighted-average shares used to compute diluted net loss per share	22,765	22,553

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Three Months Ended
	March 31, 2024	December 31, 2023
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$33,022	$42,403
GAAP gross profit	17,661	23,693
GAAP gross margin	53.5%	55.9%
Amortization of acquired intangibles	1,284	280
Stock-based compensation	179	740
Non-GAAP gross profit	$19,124	$24,713
Non-GAAP gross margin	57.9%	58.3%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$25,544	$22,919
Stock-based compensation	(9,177)	(7,039)
Non-GAAP research and development expenses	$16,367	$15,880

GAAP sales, general and administrative expenses	$23,913	$20,514
Stock-based compensation	(12,347)	(9,750)
Acquisition related integration costs	(550)	—
Non-GAAP sales, general and administrative expenses	$11,016	$10,764

GAAP acquisition related costs	$3,242	$7,728
Acquisition related costs	(3,242)	(7,728)
Non-GAAP acquisition related costs	$—	$—
Total Non-GAAP operating expenses	$27,383	$26,644

Reconciliation of GAAP loss from operations to non-GAAP loss from operations
GAAP loss from operations	$(35,038)	$(27,468)
Acquisition related costs	3,242	7,728
Acquisition related integration costs	550	—
Amortization of acquired intangibles	1,284	280
Stock-based compensation	21,703	17,529
Non-GAAP loss from operations	$(8,259)	$(1,931)
Non-GAAP loss from operations as a percentage of revenue	(25.0%)	(4.6%)

Reconciliation of GAAP net loss to non-GAAP net income (loss)
GAAP net loss	$(28,704)	$(19,997)
Acquisition related costs	3,242	7,728
Acquisition related integration costs	550	—
Amortization of acquired intangibles	1,284	280
Stock-based compensation	21,703	17,529
Non-GAAP net income (loss)	$(1,925)	$5,540
Weighted-average shares used to compute diluted net income (loss) per share	22,765	23,080

GAAP net loss per share diluted	$(1.26)	$(0.89)
Non-GAAP adjustments detailed above	1.18	1.13
Non-GAAP net income (loss) per share diluted	$(0.08)	$0.24

SiTime Corporation
Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	March 31, 2024	December 31, 2023

	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$96,275	$9,468
Short-term investments in held-to-maturity securities	421,006	518,733
Accounts receivable, net	16,774	21,861
Inventories	74,376	65,539
Prepaid expenses and other current assets	9,744	7,641
Total current assets	618,175	623,242
Property and equipment, net	53,394	54,685
Intangible assets, net	175,236	177,079
Right-of-use assets, net	7,582	8,262
Goodwill	87,098	87,098
Other assets	1,138	1,317
Total assets	$942,623	$951,683
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$10,790	$8,690
Accrued expenses and other current liabilities	108,607	112,704
Total current liabilities	119,397	121,394
Other non-current liabilities	127,016	122,237
Total liabilities	246,413	243,631
Commitments and contingencies
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	813,312	796,450
Accumulated deficit	(117,104)	(88,400)
Total stockholders’ equity	696,210	708,052
Total liabilities and stockholders’ equity	$942,623	$951,683
Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
1-949-224-3874 | 1-214-272-0070
sheltonir@sheltongroup.com
SiTime Corporation
Beth Howe
Chief Financial Officer
investor.relations@sitime.com